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                                                                   EXHIBIT 10.4

                      MANAGEMENT AND CONSULTING AGREEMENT

                            TC MANAGEMENT L.L.C.
                  BROCKWAY MORAN & PARTNERS MANAGEMENT, L.P.

                             DECEMBER 11, 1998

Pacific Circuits, Inc.
17550 N.E. 67th Court
Redmond, WA  98052

  RE:  MANAGEMENT AND FINANCIAL ADVISORY SERVICES

Gentlemen:

       This letter will confirm the agreement among TC Management L.L.C., a Delaware limited liability company ("Thayer"), Brockway Moran & Partners Management L.P., a Delaware limited partnership, ("Brockway Moran" and together with Thayer, the "Consultants") and Pacific Circuits, Inc., a Washington corporation (the "Company"), pursuant to which the Consultants will render to the Company certain management and consulting services in connection with corporate development activities and the operation and conduct of the Company's business. Consultants shall commence providing these services as of the date of this letter agreement (this "Agreement"). Consultants and the Company shall agree on the specific type and extent of services to be provided pursuant to this Agreement.

       1. As consideration for the management and consulting services to be provided to the Consultants, the Company shall pay the Consultants a quarterly fee of $75,000 payable on the first business day of each calendar quarter. Such quarterly fee shall be paid 60% to Thayer and 40% to Brockway Moran. The first such payment from the Company to the Consultants is to be made on the first day of the first calendar quarter of 1999 and will include an amount equal to a prorated portion of the quarterly fee to account for the remainder of the month of December since the date of this Agreement. Fees for future services shall be prorated for any partial calendar quarter during which the Consultants perform services hereunder. Upon the completion of future acquisitions of printed circuit board companies, the board of Directors of the Company will determine an appropriate increase in the management fee based upon the size, complexity and condition of the acquired businesses.

       2. In addition to the management and consulting services referenced above, the Consultants shall provide financial advisory services in connection with potential acquisitions by the Company and any transactions relating to the refinancing, public or private offering or sale of all or any part of the Company's assets or capital stock to any persons, in each case whether by

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way of merger, consolidation, reorganization, recapitalization, offering, partnership, joint venture or otherwise (collectively, "Transactions"). In connection with any Transaction, the Company shall pay to the Consultants a Transaction fee in the amount not to exceed to 1.00% of the proceeds of sale (in case of a sale of assets or stock) or the value of the Transaction (as customarily determined). Such Transaction fee shall be paid 60% to Thayer and 40% to Brockway Moran.

       3. The Consultants shall also be entitled to receive (or be reimbursed for) their reasonable out-of-pocket expenses incurred in connection with services performed hereunder, upon submission of appropriate receipts and documentation in support thereof.

       4. The doing of any act or the failure to do any act by either Consultant or any of its officers, directors, employees, partners, members or affiliates, or any person who controls any of the foregoing, the effect of which may or does cause or result in loss or damage to the Company or its affiliates, shall not subject such Consultant, or any of such persons or entities, to any liability to the Company, its affiliates or any of their respective officers, directors, shareholders, employees or affiliates, or to any other person whatsoever, except to the extent such loss or damage is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the willful misconduct of such Consultant.

       In addition to its agreements and obligations under this Agreement, the Company agrees to indemnify and hold harmless each Consultant and its affiliates (including its and their respective officers, directors, stockholders, partners, members, employees, affiliates and agent)(each indemnitee is referred to herein as an "Indemnified Person") from and against any and all claims, liabilities, losses and damages (or actions in respect thereof), in any way related to or arising out of the performance by such Indemnified Person of services under this Agreement, and to reimburse each Indemnified Person for reasonable legal and other expenses incurred by it in connection with or relating to investigating, preparing to defend, or defending any actions, claims or other proceedings (including any investigation or inquiry) arising in any manner out of or in connection with such Indemnified Person's performance or non-performance under this Agreement (whether or not such Indemnified Person is a named party in such proceedings); PROVIDED, HOWEVER, that the Company shall not be responsible under this paragraph for any claims, liabilities, losses, damages or expenses to the extent that they are finally judicially determined to result from actions taken by such Indemnified Person that constitute willful misconduct.

       5. The Consultants shall perform the services described herein until the Consultants deliver a written letter of resignation signed by each Consultant to the Company, which the Consultants may do in their sole discretion, at any time, and for any reason or no reason.

       6. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns. the validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the state of Washington applicable to agreements made and entirely to be performed within such jurisdiction.

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       If the foregoing is acceptable to you, please sign this letter n the space provided below and return it to the undersigned.

                                      Very truly yours,

                                      TC MANAGEMENT L.L.C.


                                      By:  /s/ Jeffrey Goettman
                                          -------------------------------------
                                          Jeffrey W. Goettman
                                          An Authorized Representative


                                      BROCKWAY MORAN & PARTNERS
                                      MANAGEMENT, L.P.


                                      By:  Brockway Moran & Partners, Inc.
                                           its general partner


                                           By:
                                               --------------------------------
                                               Name:
                                                      -------------------------
                                               Title:
                                                      -------------------------

ACCEPTED AND AGREED TO:

PACIFIC CIRCUITS, INC.


By: /s/ Jeffrey Goettman
    ---------------------------------
    Name:
           --------------------------
    Title:
           --------------------------


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       If the foregoing is acceptable to you, please sign this letter in the space provided below and return it to the undersigned.

                                       Very truly yours,

                                       TC MANAGEMENT L.L.C.


                                       By:
                                           ------------------------------------
                                           Jeffrey W. Goettman
                                           An Authorization Representative


                                       BROCKWAY MORAN & PARTNERS
                                       MANAGEMENT, L.P.


                                       By: BROCKWAY MORAN & PARTNERS, INC.,
                                           its general partner


                                           By:  /s/ Michael E. Moran
                                               --------------------------------
                                               Name:
                                                      -------------------------
                                               Title:
                                                      -------------------------

ACCEPTED AND AGREED TO:

PACIFIC CIRCUITS, INC.

By:
    -----------------------------------
    Name:
           ----------------------------
    Title:
           ----------------------------


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